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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               July 20, 1994
                     (Date of earliest event reported)



                           BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
           (Registrant's telephone number, including area code)




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     Item 5.   Other Events.

          Attached hereto as Exhibit 99 is a copy of BankAmerica
   Corporation's press release dated July 20, 1994 titled
   "BankAmerica Second Quarter Earnings."

     Item 7.   Financial Statements, Pro Forma
               Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired
          Not applicable.

     (b)  Pro Forma Financial Information
          Not applicable.

     (c)  Exhibits


  Exhibit Number           Description

       99    BankAmerica Corporation press release dated July 20,
             1994 titled "BankAmerica Second Quarter Earnings."



                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                        (Registrant)



Date:  July 20, 1994
                                By    /s/ PAUL R. OGORZELEC
                                          Paul R. Ogorzelec
                                       Executive Vice President








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